American Century Capital Portfolios, Inc. Prospectus Supplement AC Alternatives™ Equity Fund
Supplement dated June 12, 2015 ■ Prospectus dated May 8, 2015

The following replaces the investment strategy and underlying subadvisor table in the Principal Investment Strategies section on page 4 of the statutory prospectus.

Investment Strategy	Underlying Subadvisor
Long/Short Equity	Passport Capital, LLC
Long/Short Equity	Sirios Capital Management, L.P.
Overlay, Event Driven and Trading Strategies	PWP

Sirios Capital Management, L.P. is added to the Underlying Subadvisors (Security Selection) section on page 6 of the statutory prospectus.

The following replaces the investment strategy and underlying subadvisor table in the Objectives, Strategies and Risks section on page 9 of the statutory prospectus.

Investment Strategy	Underlying Subadvisor
Long/Short Equity	Passport Capital, LLC
Long/Short Equity	Sirios Capital Management, L.P.
Overlay, Event Driven and Trading Strategies	PWP

The following is inserted as the last paragraph of the Subadvisors section on page 13 of the statutory prospectus.

Sirios Capital Management, L.P., founded in 1999, is a fundamentally-driven investment firm located at One International Place, Boston, MA. John F. Brennan, Jr. is the Managing Director and co-founder. Sirios provides investment advisory services on a discretionary basis to a variety of clients, including mutual funds, private funds, and UCITS. As of May 31, 2015, Sirios had approximately $3.68 billion in assets under management.

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